EXHIBIT 10.1

                       THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into this 18th day of January, 2000, by and between TROPICAL SPORTSWEAR INT'L CORPORATION, a Florida corporation ("Borrower"), in favor of BANK OF AMERICA, N.A. d/b/a NATIONSBANK, N.A., a national banking association and successor to NationsBank, N.A. ("Lender")

Recitals:

Borrower and Lender, are parties to a certain Loan Agreement dated May 28, 1999, as amended by that certain First Amendment to Loan Agreement dated July 19, 1999 and Second Amendment to Loan Agreement dated November 12, 1999 (as at any time amended, the "Loan Agreement"), pursuant to which Lender has made a certain Loan to Borrower.

Borrower   has   requested   that   Lender   amend   the   Consolidated   Funded
Debt/Consolidated EBITDA Ratio covenant in section 4.12.2 and the Consolidated Tangible Net Worth covenant in section 4.12.4 of the Loan Agreement.

Lender is willing to amend the Loan Agreement on the terms and conditions as hereinafter set forth.

1.       Definitions
         All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.       Amendment to Loan Agreement
         The Loan Agreement is hereby amended as follows:

                        By deleting Sections 4.12.2 and 4.12.4 of the Loan Agreement in their entirety and by substituting the following new Section 4.12.2 and Section 4.12.4 in lieu thereof:

         4.12.2 Consolidated Funded Debt/Consolidated Funded EBITDA Ratio. Maintain, as of the end of each Fiscal Quarter, a Consolidated Funded Debt/Consolidated EBITDA Ratio of not more than the ratio shown below for the applicable period corresponding thereto:

              Period                                               Amount
              -------                                             --------

         October  3, 1998  through  October  2,  1999            4.50 to 1
         January  3, 1999  through  January 1, 2000              4.50 to 1
         April 4, 1999 through  April 1, 2000                    5.00 to 1
         July 4, 1999  through  July 1, 2000                     4.75 to 1
         October 3, 1999 through  September 30, 2000             4.25 to 1
         Each Fiscal Quarter after September 30, 2000
            (based  upon the  immediately  preceding
            4 Fiscal Quarters)                                   4.00 to 1

         4.12.4 Consolidated Tangible Net Worth. Until the Credit Facility Commitment Termination Date, maintain, as of the end of each Fiscal Quarter, Consolidated Tangible Net Worth of not less than the amount shown below for the period corresponding thereto:

              Period                                       Amount
             --------                                     --------
         Fiscal Quarter ending January 1, 2000         $101,500,000

         Each Fiscal Quarter thereafter                $101,500,000
                                                       plus  $2,500,000 for each
                                                       additional Fiscal Quarter
                                                       after January 1, 2000.

3.     Acknowledgements and Stipulations
       Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by the Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens.

4.     Representations and Warrants
       Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action of the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by Borrowers in the Loan Agreement are true and correct on and as of the date hereof, except to the extent any representation or warranty specifically relates to an earlier date.

5.     Expenses of Lender
       Borrower agrees to pay, on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

6.     Effectiveness Governing Law
       This Amendment shall be effective upon acceptance by Lender in Tampa, Florida (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Florida.


7.     Successors and Assigns
       This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.     No Novation, etc.
       Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the Other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

9.     Counterparts: Telecopied Signatures
       This Amendment may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

10.    Further Assurances
       Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

11.    Section Titles
       Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

12.    Release of Claims
       To induce Lender to enter into this Amendment, Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes or actions of any kind or nature (if there by any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise.

13.    Waiver of Jury Trial
       To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim, or proceeding arising out of or related to this Amendment.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

BORROWER:


TROPICAL SPORTSWEAR INT'L CORPORATION
A Florida Corporation


By:      /s/ N. Larry McPherson           Attest:        /s/ Regina M.  Ifland
N. Larry McPherson                        Printed Name:  Regina Ifland
Executive Vice President



CONSENT OF GUARANTORS:      The undersigned Guarantors do hereby consent to this
Amendment:

APPAREL NETWORK CORPORATION, a
Florida Corporation

By:        /s/ N. Larry McPherson         Attest:         /s/ Regina M. Ifland
N. Larry McPherson                        Printed Name:   Regina Ifland
Executive Vice President


TROPICAL SPORTSWEAR COMPANY, INC.,
a Delaware corporation


By:        /s/ N. Larry McPherson         Attest:         /s/ Regina M. Ifland
N. Larry McPherson                        Printed Name:   Regina Ifland
Executive Vice President


SAVANE INTERNATIONAL CORP., a
Texas corporation


 By:       /s/ N. Larry McPherson         Attest:         /s/ Regina M. Ifland
N. Larry McPherson                        Printed Name:   Regina Ifland
Executive Vice President

LENDER:

BANK OF AMERICA, N.A. d/b/a NATIONSBANK, N.A., a national banking association


By:        /s/ Richard M. Bartholomae     Attest:         /s/ Veronica Rohm
Richard M. Bartholomae                    Printed Name:   Veronica Rohm
Vice President